UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2005

                        FRANKLIN STREET PROPERTIES CORP.
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               (Exact Name of Registrant as Specified in Charter)

     Maryland                        000-32615                   04-3578653
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(State or Other Juris-              (Commission                (IRS Employer
diction of Incorporation            File Number)             Identification No.)


  401 Edgewater Place, Suite 200, Wakefield MA                  01880-6210
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    (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (781) 557-1300


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

      On April 30, 2005, Franklin Street Properties Corp. ("FSP Corp."), four of its wholly-owned subsidiaries (the "Acquisition Subsidiaries") and four real estate investment trusts (the "Target REITs"), pursuant to the Agreement and Plan of Merger dated as of August 13, 2004, as amended on March 10, 2005 (the "Merger Agreement"), consummated the acquisition of the Target REITs by FSP Corp. by means of the merger of each Target REIT with and into an Acquisition Subsidiary ("the Mergers"). The Target REITs are FSP Montague Business Center Corp., FSP Addison Circle Corp., FSP Royal Ridge Corp. and FSP Collins Crossing Corp.

      In connection with the Mergers, the preferred stock of each Target REIT (the "Target Stock") was converted into that number of shares of common stock of FSP Corp. set forth in the table below. Under the terms of the Merger Agreement, each outstanding share of common stock of the Target REITs was cancelled. In connection with the Mergers, FSP Corp. reserved for issuance an aggregate of 10,894,994 shares.

                                                       Shares of common stock of
                     Shares of common stock of FSP     FSP Corp. issuable in the
                    Corp. issuable in exchange for     aggregate to stockholders
Target REIT           each share of Target Stock      of each Target REIT (1)(2)
-----------------   ------------------------------    --------------------------
Addison Circle                 5,948.67                       3,783,354
Collins Crossing               6,167.63                       3,423,035
Montague                       5,649.72                       1,887,007
Royal Ridge                    6,055.79                       1,801,598
                                                             ----------
Total                                                        10,894,994

(1)   Rounded to the nearest whole share.
(2) This number of shares of common stock of FSP Corp. is slightly higher than the actual number of shares of common stock of FSP Corp. issued upon the consummation of the mergers due to the fact that FSP Corp. will pay cash in lieu of issuing fractional shares of common stock of FSP Corp.

      The shares of common stock of FSP Corp. issued in connection with the Mergers have been registered under the Securities Act of 1933 pursuant to FSP Corp.'s registration statement on Form S-4 (File No. 333-118748) filed with the Securities and Exchange Commission and declared effective on February 25, 2005. The Consent Solicitation/Prospectus included in the Registration Statement and filed with the Securities and Exchange Commission under Rule 424(b)(3) includes information in addition to that set forth in this Form 8-K.

      The Merger Agreement was approved by the board of directors of FSP Corp. and the board of directors and stockholders of each Target REIT. A number of conflicts of interest are inherent in the relationships among the Target REITs, the boards of directors of the Target REITs, FSP Corp., FSP Corp.'s board of directors and their respective affiliates. These conflicts of interest include, among others:

o George J. Carter, the President and a director of each Target REIT, is President, Chief Executive Officer and a director of FSP Corp. and owns an aggregate of 775,531 shares of common stock of FSP Corp.;

o R. Scott MacPhee, an Executive Vice President, a director of each Target REIT and a member of the special committee of each Target REIT's board of directors, is also an Executive Vice President of FSP Corp. and owns an aggregate of 372,451 shares of common stock of FSP Corp.;

o Richard R. Norris, an Executive Vice President and a director of each Target REIT is also an Executive Vice President of FSP Corp. and was, until April 29, 2005, a director of FSP Corp., and owns an aggregate of 258,087 shares of common stock of FSP Corp.;

o William W. Gribbell, an Executive Vice President, a director of each Target REIT and a member of the special committee of each Target REIT's board of directors, is also an Executive Vice President of FSP Corp. and owns an aggregate of 129,761 shares of common stock of FSP Corp.;

o Barbara J. Fournier, Vice President, Chief Operating Officer, Treasurer, Secretary and a director of each Target REIT, is also Vice President, Chief Operating Officer, Treasurer, Secretary and a director of FSP Corp. and owns an aggregate of 27,934 shares of common stock of FSP Corp.;

o Janet P. Notopoulos, Vice President of each target REIT, is also a Vice President and director of FSP Corp. and owns an aggregate of 14,985 shares of common stock of FSP Corp.; and

o Barry Silverstein, Dennis J. McGillicuddy, John N. Burke and Georgia Murray, are the only directors of FSP Corp. who are not also officers or directors of any Target REIT.

      Mr. Silverstein and Mr. McGillicuddy, each a director of FSP Corp., owned an aggregate of 173 and 14 shares of Target Stock, respectively. Messrs. Silverstein and McGillicuddy each purchased their shares in the original offerings of Target Stock and on the same terms as other stockholders of such Target REITs. These shares of Target Stock held by Messrs. Silverstein and McGillicuddy converted into approximately 1,022,217 and approximately 80,836 shares of common stock of FSP Corp., respectively.

      The properties formerly owned by the Target REITs continue to be managed by FSP Property Management, a subsidiary of FSP Corp. pursuant to management services agreements under which FSP Corp. previously received certain fees from each Target REIT for its management services.


Item 8.01. Other Events.

      On April 29, the Company's Board of Directors authorized the Company to explore the possibility of the acquisition (by merger or otherwise) of any or all of five REITs (each, a "Sponsored REIT"): FSP Willow Bend Office Corp., FSP Innsbrook Corp., FSP 380 Interlocken Corp., FSP Blue Lagoon Drive Corp. and FSP Eldridge Green Corp. The Company's wholly-owned subsidiary, FSP Investments LLC, a registered broker/dealer, has sponsored the syndication of preferred stock interests in each of these Sponsored REITs in offerings exempt from the registration requirements of the Securities Act. The Company has retained a common stock interest in each of these Sponsored REITs and also holds 49.25 shares of preferred stock in, or approximately 8.22% of, Blue Lagoon Drive Corp. The Company has no obligation to acquire any or all of these Sponsored REITs.

Item 9.01. Financial Statements and Exhibits

      (a)   Financial Statements of Business Acquired

            The financial statements required by this item are contained in
            Exhibit 99.1 to this Form 8-K and are incorporated herein by reference.

      (b)   Pro Forma Financial Information.

            The pro forma financial information required by this item is contained in Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

      (c)   Exhibits.

            See Exhibit Index attached hereto.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FRANKLIN STREET PROPERTIES CORP.


Date: May 4, 2005                     By: /s/ George J. Carter
                                          --------------------------------------
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.             Description
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2.1*                    Agreement and Plan of Merger, dated as of August 13,
                        2004, by and among Franklin Street Properties Corp., the
                        Acquisition Subsidiaries and the Target REITs

2.2**                   Amendment No. 1 to the Merger Agreement, dated March 10,
                        2005.

23.1**                  Consent of Braver and Company, P.C.

99.1** Financial Statements of FSP Montague Business Center Corp., FSP Addison Circle Corp., FSP Royal Ridge Corp. and FSP Collins Crossing Corp.

99.2**                  Pro Forma Financial Information of Franklin Street
                        Properties Corp.

* Incorporated herein by reference to Exhibit 2.1 to Franklin Street Properties Corp.'s Current Report on Form 8-K, dated and filed on August 13, 2004.

** Filed herewith.